                                                                   EXHIBIT 10.2


                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT ("Agreement") is made and entered into the 14th day of August, 2000, by and between VELTRE ENTERPRISES, INC. a Nevada corporation ("Borrower") and HENRY E. CARTWRIGHT ("Lender").

                                 R E C I T A L S


         A. Borrower has requested that Lender advance funds to Borrower in the maximum sum of Five Hundred Thousand Dollars ($500,000) for the purchase of inventory on all the terms and conditions set forth herein; and

         B. Lender has agreed to advance up to Five Hundred Thousand Dollars ($500,000) to Borrower on the terms and conditions set forth herein.

                                A G R E E M E N T


         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged and confessed, the parties do hereby agree as follows:

         1. LOANS TO BORROWER. Subject to the terms and conditions of this Agreement, Lender hereby agrees to make loans to Borrower in the aggregate principal sum of up to Five Hundred Dollars ($500,000) (the "Loan") for the purchase of specific inventory items which Lender approves for purchase.

         2. SECURED PROMISSORY NOTE AND SECURITY AGREEMENT. Borrower's obligation to repay advances under the Loan, together with interest thereon at the rate of 10% per annum, shall be evidenced by a Promissory Note in favor of Lender substantially in the form of Exhibit "A" attached hereto ("Note") and secured by a pledge of the inventory items acquired with the Loan proceeds (the "Collateral") pursuant to a Security Agreement substantially in the form of Exhibit "B" attached hereto ("Security Agreement"), the terms of each of which are incorporated herein by this reference.

         3. CONDITIONS OF LENDING. Lender shall not make any advances under the Loan unless all the following conditions relating to the Loan shall have been satisfied on the date of each advance.

            3.1 This Agreement, or counterparts thereof, have been duly executed by Borrower and Lender;

            3.2 A Note in the form attached hereto as Exhibit "A" with a schedule specifying the amount of the sum being advanced and the items and cost of the inventory being purchased with each advance, has been duly executed by Borrower and delivered to Lender;

            3.3 A Security Agreement in the form attached hereto as Exhibit"B", has been duly executed by Borrower and delivered to Lender;

            3.4 A Form UCC-1 Financing Statement in form satisfactory to Lender has been filed with the Nevada Secretary of State; and

            3.5 Lender shall have approved the specific items of inventory to be purchased using the advance.

         4. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender that:

            4.1 BINDING OBLIGATION. The Agreement, Note and Security Agreement (collectively, "Loan Documents") are each the valid and binding obligation of Borrower enforceable in accordance with their respective terms.

            4.2 NO VIOLATION. The execution, delivery and performance by Borrower of each of the Loan Documents does not violate any provision of any law or regulation, or contravene any provision of, or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower may be bound.

         5. EVENTS OF DEFAULT AND REMEDIES.

            5.1 EVENTS OF DEFAULT. The occurrence during the continuance of this Agreement, or while any sums remain unpaid under the Note, of any one or more of the following events shall be a default hereunder (hereinafter "Events of Default"):

                5.1.1 Should default be made by Borrower in the making of any payment to Lender when due under any of the Loan Documents;

                5.1.2 Should default be made in the observance or performance of any other of the covenants, conditions, agreements or warranties on the part of Borrower contained in any of the Loan Documents and such default shall continue for five (5) days after written notice from Lender specifying the default and demanding the same to be remedied;

                5.1.3 Should the Collateral be encumbered by any lien (other than a lien for taxes); or

                5.1.4 Should any material representation or warranty of Borrower contained in any Loan Document furnished to Lender pursuant to the terms of this Agreement prove to be untrue or incorrect in any material respect.

            5.2 REMEDIES. Upon the occurrence of any such Event of Default, and while such Event of Default shall be continuing, Lender may, at his option, do any or all of the following:

                5.2.1 Proceed by appropriate court action either at law or in equity, to enforce performance by Borrower of the applicable covenants of the Loan Documents, or any of them, in any order.

                5.2.2 Give written notice to Borrower specifying the occurrence giving rise to such Event of Default and stating that the Agreement shall expire and terminate on the date specified in such notice, which shall be at least ten
(10) days after the giving of such notice (herein called "Date of Termination"), and upon the date so specified (if any such Event of Default shall be continuing), subject to the provisions hereof relating to the survival of Borrower's obligations, this Agreement shall expire and terminate, and all rights of Borrower under this Agreement shall absolutely cease and terminate but Borrower shall remain liable as herein provided; and Lender shall immediately be entitled to call the Loan all due and payable and declare a default under the Note and Security Agreement and pursue the remedies afforded Lender thereunder.

            5.3 WAIVER. Lender may, at his election, waive any Event of Default and its consequences and rescind and annul any such notice of termination by notice to Borrower in writing to that effect and thereupon the respective rights of the parties shall be as they would have been if no Event of Default had occurred and no such notice had been given. Notwithstanding the provisions of this Section 5.3, it is expressly understood and agreed by Borrower that time is of the essence on this Agreement and that no waiver, rescission or annulment shall extend to or affect any other subsequent default or impair any rights or remedies consequent thereon.

         6. SURVIVAL OF COVENANTS. All covenants, agreements, representations and warranties of Borrower to Lender made herein, and other information delivered or furnished to Lender in connection herewith, shall be deemed material and to have been relied on by Lender, notwithstanding any investigation made by Lender, and shall survive the issuance and delivery of this Agreement and the Note and shall bind Borrower and their heirs, successors and assigns, and all such covenants, agreements, representations and warranties shall inure to the benefit of Lender and its successors and assigns.

         7. NO IMPLIED WAIVERS. No course of dealing on the part of Lender or Borrower, nor any failure or delay by Lender or Borrower with respect to exercising any right, power or privilege under this Agreement shall operate as a waiver thereof and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege thereunder or hereunder. No covenant or other provision of this Agreement may be waived, and no consent contemplated hereby may be given, other than by a writing, signed by the party so waiving such covenant or provision or giving such consent.

         8. GOVERNING LAW. This Agreement, the Note, the Security Agreement and all documents delivered in connection herewith shall be deemed to be made under, and shall be construed in accordance with, the laws of the State of Nevada.

         9. SECTION HEADINGS. The descriptive section headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof.

         10. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

         11. NOTICES AND DEMANDS. Any notice or demand which by any provision of the Agreement is required or provided to be given shall be sent as certified or registered mail, postage and charges prepaid, to the following addresses:

                   Borrower:             Veltre Enterprises, Inc.
                                         6430 Sunset Corporate Drive
                                         Las Vegas, Nevada 89120

                   Lender:               Henry E. Cartwright
                                         13 Dovetail Circle
                                         Henderson, Nevada 89120

         12. ATTORNEYS' FEES. In the event of any suit or action arising out of this Agreement, the prevailing party shall be entitled to such reasonable attorneys' fees and costs of suit as the court may award.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and date first above written.


                                    "Borrower"

                                     VELTRE ENTERPRISES, INC.,
                                     a Nevada corporation



                                     By:/s/ KEITH VELTRE
                                        ----------------------------------------
                                                  Keith Veltre, President


                                    "Lender"



                                     /s/ HENRY E. CARTWRIGHT
                                     -------------------------------------------
                                     HENRY E. CARTWRIGHT

$500,000                                                         August 14, 2000

                            SECURED PROMISSORY NOTE

         1. OBLIGATION. For value received, VELTRE ENTERPRISES, INC., a Nevada corporation ("Maker") promises to pay to the order of HENRY E. CARTWRIGHT ("Holder") the Principal Amount (as defined below) in the manner and upon the terms and conditions set forth herein (the "Obligation").

         2. AMOUNT AND PAYMENT. The principal amount ("Principal Amount") of this Note is Five Hundred Thousand Dollars ($500,000) or so much thereof as may be advanced and outstanding. This Note shall bear interest on the unpaid Principal Amount at the rate of ten percent (10%) per annum ("Interest"). This Note shall be payable as follows:

         a. as each item of inventory listed on Schedule 1 to this Note is sold by Maker, Maker shall pay Holder the amount listed next to such item on Schedule 1 plus any accrued interest on such amount;

         b. in full (A) on or before November 14, 2000 or (B) upon the earlier sale of securities of Maker resulting in gross proceeds in excess of $1,000,000.


Holder is hereby authorized to note the date and principal amount of each advance hereunder and the specific inventory items and price of the inventory to be purchased with the advance on Schedule 1 hereto and any payments made hereunder, which notations shall be prima facie evidence of the accuracy of the information noted.

         3. MANNER AND PLACE OF PAYMENT. Payments of the Principal Amount shall be made in lawful money of the United States of America. Principal is payable at 13 Dovetail Circle, Henderson, Nevada 89120 or at such place as Holder may designate in writing.

         4. SECURITY. The Obligation is secured by a Security Agreement of even date herewith.

         5. PREPAYMENT. Makers shall have the right, at its option, to prepay this Note, in part or in full, at any time and from time to time, prior to maturity, without penalty, bonus or charge.

         6. EVENTS OF DEFAULT. The following shall each constitute an "Event of Default" under this Note: (i) default in the payment when due of an installment of Principal Amount and such default shall continue for a period of five (5) days; (ii) an event of default under the Loan Agreement of even date herewith;
(iii) an event of default under the Security Agreement of even date herewith; and (iv) any of the following events of bankruptcy or insolvency: (A) Maker shall file a voluntary bankruptcy or reorganization petition under the provisions of the Federal Bankruptcy Act, any other bankruptcy or insolvency law or any other similar statute applicable to Maker ("Bankruptcy Laws"), (B) Maker shall consent to the filing of any bankruptcy or reorganization petition against Maker under any Bankruptcy Law, (C) Maker shall file a petition or answer or consent seeking relief or assisting in seeking relief for Maker in a proceeding under any Bankruptcy Law or any answer admitting the material allegations of a petition filed against Maker in such a proceeding, (D) Maker shall make an assignment for the benefit of creditors, (E) Maker shall admit in writing the inability to pay debts generally as they become due, (F) Maker shall consent to the appointment of a receiver, trustee, or by the order of a court of competent jurisdiction, a receiver, liquidator or trustee of Maker or of any substantial part of the property of which shall not have been discharged within a period of sixty (60) days, (G) by decree of such a court, Maker be adjudicated bankrupt or insolvent or any substantial part of the property of Maker shall have been sequestered and such decree shall have continued undischarged and unstayed for a period of sixty (60) days after the entry thereof, or (H) an involuntary bankruptcy reorganization petition pursuant to any Bankruptcy Law shall be filed against Maker (and, in the case of any such petition filed pursuant to any provision of a statute which requires the approval of such petition by a court, shall be approved by such a court) and shall not be dismissed within sixty (60) days after such filing.

         7. ACCELERATION UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default specified in Section 6 above, the then unpaid Principal Amount of this Note shall, at the option of Holder, become immediately due and payable, without further presentment, notice or demand for payment.

         8. BUSINESS, TRADE OR PROFESSION. This Note and the Obligation arise out of the conduct by Maker of a business, trade or profession.

         9. EXPENSES OF ENFORCEMENT. Maker agrees to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, as a court of competent jurisdiction shall award, which Holder shall incur in connection with any legal action or legal proceeding commenced for the collection of this Note or the exercise, preservation or enforcement of Holder's rights and remedies thereunder.

         10. CUMULATIVE RIGHTS AND REMEDIES. All rights and remedies of Holder under this Note shall be cumulative and not alternative and shall be in addition to all rights and remedies available to Holder under applicable law.

         11. GOVERNING LAW. This Note shall be governed by and interpreted and construed in accordance with the laws of the State of Nevada. Any action or proceeding arising under or pursuant to this Note shall be brought in Clark County, Nevada.


   IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered at Las Vegas, Nevada as of the day and year first above written.


                                         VELTRE ENTERPRISES, INC.,
                                         a Nevada corporation




                                         By:/s/ KEITH VELTRE
                                            ------------------------------------
                                                      Keith Veltre, President

                               SECURITY AGREEMENT



         THIS SECURITY AGREEMENT ("Agreement") is made and entered into this 14th day of August, 2000 by and between VELTRE ENTERPRISES INC., a Nevada corporation ("Debtor") and HENRY E. CARTWRIGHT ("Secured Party").
         1. DEFINITIONS. As used in this Agreement:

         a. "Collateral" means the specific items of inventory of Debtor identified on Schedule 1 to this Agreement as the same may be supplemented from time to time, together with any and all of or to all the foregoing, and all hazard insurance policies thereon together with all advance payments and any and all rights thereunder and proceeds therefrom.

         b. "Indebtedness" means Debtor's obligations to Secured Party pursuant to the Loan Agreement and Secured Promissory Note of even date herewith.

         c. Terms defined in the Nevada Uniform Commercial Code not otherwise defined in this Agreement are used in this Agreement as defined in that Code on the date of this Agreement.

         2. CREATION OF SECURITY INTEREST. Debtor hereby grants to Secured Party a lien and security interest in the Collateral to secure the payment of the Indebtedness.

         3. CARE OF COLLATERAL. Debtor shall, unless otherwise specifically agreed to in writing by Secured Party:

         a. Properly care for and keep all tangible Collateral in good condition and repair and make the Collateral available for inspection by Secured Party and its authorized agents at all reasonable times.

         b. Provide and maintain in force, at all times, fire, casualty and public liability insurance and other types of insurance as is customary for owners of like property.

         c. Appear in and defend any action or proceeding, affecting or purporting to affect the Collateral or the security of this Agreement, and pay all costs and expenses thereof and all costs and expenses in any such action or proceeding in which Secured Party may appear, but only if Secured Party is reasonably required to appear in and defend such action or proceeding to protect its interest in the Collateral.

         4. Pay before delinquent all taxes and assessments affecting the Collateral and/or the business of Debtor and all costs or penalties thereon.

         5. Not remove all the Collateral, or any material part thereof, from its present location without providing prior written notice to Secured Party.

         6. Not transfer voluntarily or permit any involuntary transfer of the Collateral or any interest therein other than in the ordinary course of business, by way of sale, creation of security interest, hypothecation, levy or other judicial process without first obtaining the written consent of Secured Party.

         7. Not (i) merge or consolidate where Debtor is not the surviving entity; (ii) dissolve the business of Debtor; (iii) pay or declare any dividends or distributions; or (iv) lend or distribute any of Debtor's property or assets, or incur any debts outside the ordinary course of business.

         8. WARRANTIES OF DEBTOR. Debtor warrants and covenants that:

         a. Debtor will be, at the time of acquisition of an interest in any Collateral, the lawful owner of such Collateral, free of any interest, including without limitation all rights, claims, liens, encumbrances or options whatsoever.

         b. All items of Collateral are located in the State of Nevada.

         c. So long as any Indebtedness secured hereby remain outstanding, the warranties contained herein shall have a continuing effect.

         9. DEFAULT. The occurrence of any of the following events shall constitute a default hereunder:

         a. Debtor shall default under the Indebtedness or default under or breach any covenant or provision of this Agreement.

         b. Any representation or warranty of Debtor in this Agreement shall prove to have been false or misleading in any material respect when made.

         c. Any receiver or trustee of all or a substantial portion of the assets of Debtor shall be appointed, or Debtor shall become insolvent or unable to pay debts as they mature, shall make a general assignment for the benefit of creditors, voluntarily file under any bankruptcy or similar law, any involuntary petition in bankruptcy shall be filed against Debtor and not be dismissed within sixty (60) days, or any levies of attachment, executions, tax assessments, or similar processes shall be issued against the assets of Debtor and shall not be released within sixty (60) days thereof.

        10. REMEDIES AFTER DEFAULT. In the event of any default, Secured Party may exercise any and all of the rights and remedies of a secured party under the Nevada Uniform Commercial Code or under any other applicable law or in equity, and in this connection, Secured Party may, without limitation, upon five days' notice to Debtor, sent by registered mail, or certified mail, return receipt requested, and without liability for any diminution in price which may have occurred, sell all or part of the Collateral in such manner and for such price as Secured Party may determine. At any bona fide public sale Secured Party shall be free to purchase all or any part of the Collateral.

        11. FURTHER ACTIONS IN EVENT OF DEFAULT. If a default shall occur and be continuing, the Secured Party may take any or all of the following actions, at the same or different times:

         a. declare any or all of the sums representing the Indebtedness immediately due and payable; and

         b. with or without legal process enter any premises where the Collateral is located and take possession of the Collateral, and make disposition of the Collateral, subject to any and all applicable provisions of law.

        12. Miscellaneous.

         a. WAIVER. Acceptance of partial or delinquent payments by Secured Party or the failure of Secured Party to exercise any right hereunder shall not waive any obligation of Debtor, or right of Secured Party, or modify this Agreement or waive any other similar default.

         b. ENTIRE AGREEMENT. This Agreement contains the security agreement between Secured Party and Debtor. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto, relating to the subject matter contained in this Agreement, which are not fully expressed herein.

         c. ADDITIONAL DOCUMENTS. Debtor agrees to execute a Form UCC-1 Financing Statement and any additional agreements, financing statements or other documents (collectively, "Financing Statements") reasonably required by Secured Party to perfect the security interest granted hereby or to otherwise effectuate the purpose of this Agreement. Debtor hereby appoints Secured Party as its attorney-in-fact for the purpose of executing on behalf of Debtor such Financing Statements as Secured Party may determine to be necessary or desirable to confirm, perfect or continue the security interest granted to Secured Party by Debtor. Debtor agrees that such power-of-attorney is coupled with an interest and shall be irrevocable. Upon termination of the security interest granted hereby, Secured Party shall promptly execute and deliver such documents as may reasonably be requested by Debtor.

         d. EFFECT OF HEADINGS. The headings of sections and subsections herein are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

         e. AMENDMENT. This Agreement may only be amended by the written consent of all of the parties to this Agreement at the time of such amendment.

         f. ATTORNEYS' FEES. Should any litigation be commenced between the parties hereto or their assigns or successors in interest concerning any provision of this Agreement or the rights and duties of any person in relation thereto, the party to such other relief that may be granted, to a reasonable sum as and for it or its attorneys' fees in such litigation.

         g. GOVERNING LAW; VENUE. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Nevada. Any action or proceeding brought under or pursuant to this agreement shall be brought in Clark County, Nevada.

         h. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts, when taken together, shall constitute but one agreement.

         i. NOTICES. Any notice required or permitted under this Agreement shall be in writing and shall be deemed effective: (i) upon receipt in the event of delivery by hand, including delivery made by private delivery or overnight mail service where either the recipient or delivery agent executes a written receipt or confirmation of delivery; or (ii) 48 hours after deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid. Any notice under this Agreement shall be addressed to the respective party as follows, or to such other address as may be designated in writing from time to time:


                  If to Debtor:             Veltre Enterprises, Inc.
                                            6430 Sunset Corporate Drive
                                            Las Vegas, Nevada 89120

                  If to Secured Party:      Henry E. Cartwright
                                            13 Dovetail Circle
                                            Henderson, Nevada 89014

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    VELTRE ENTERPRISES, INC.,
                                    a Nevada corporation



                                    By:/s/ KEITH VELTRE
                                       -------------------------------------
                                               Keith Veltre, President


                                    /s/ HENRY E. CARTWRIGHT
                                    ----------------------------------------
                                               HENRY E. CARTWRIGHT

                   AMENDMENT NO. 1 TO SECURED PROMISSORY NOTE

         This AMENDMENT NO. 1 TO SECURED PROMISSORY NOTE ("Amendment") is entered into effective October 31, 2000, by and between VELTRE ENTERPRISES, INC., a Nevada corporation ("Maker") and HENRY E. CARTWRIGHT ("Holder")

         WHEREAS, Maker has previously made a Secured Promissory Note dated August 14, 2000 in the principal amount of $500,000 in favor of Holder and Holder and Maker desire to extend the due date of the Secured Promissory Note.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein set forth, the parties agree as follows:

         1. Section 2 of the Secured Promissory Note is hereby amended and restated to read in its entirety as follows:

            "2. AMOUNT AND PAYMENT. The principal amount ("Principal Amount") of this Note is Five Hundred Thousand Dollars ($500,000) or so much thereof as may be advanced and outstanding. This Note shall bear interest on the unpaid Principal Amount at the rate of ten percent (10%) per annum ("Interest"). This Note shall be payable as follows:

            (i) as each item of inventory listed on Schedule 1 to this Note is sold by Maker, Maker shall pay Holder the amount listed next to such item on Schedule 1 plus any accrued interest on such amount;

            (ii) in full (A) on or before January 31, 2001 or (B) upon the earlier sale of securities of Maker resulting in gross proceeds in excess of $1,000,000.

         Holder is hereby authorized to note the date and principal amount of each advance hereunder and the specific inventory items and price of the inventory to be purchased with the advance on Schedule 1 hereto and any payments made hereunder, which notations shall be prima facie evidence of the accuracy of the information noted."

         2. Except as amended by this Amendment, the form, terms and conditions of the Secured Promissory Note shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

VELTRE ENTERPRISES, INC.,
a Nevada corporation

By:/s/ KEITH VELTRE                                  /s/ HENRY E. CARTWIRGHT
   ---------------------------------                 ---------------------------
         Keith Veltre, President                     HENRY E. CARTWRIGHT